Exhibit 10.122

Amended Schedule of Mortgages and Deeds of Trust Which are Substantially in the Form of
Heller Mortgage/Deed of Trust Attached as Exhibit 10.2
to the Registrant's Form 10-Q for the Period Ending 9/30/00

Residence	Location	Date Of Mortgage
1. Alterra Clare Bridge of Corona	2005 Kellogg Avenue Corona, CA 92879-3111 San Bernadino County	August 28, 2000
2. Alterra Clare Bridge of Leawood	12724 State Line Road Leawood, KS 66221 Johnson County	August 28, 2000
3. Alterra Clare Bridge Cottage of Topeka	5800 SW Drury Lane Topeka, KS 66604-2262 Shawnee County	August 28, 2000
4. Alterra Clare Bridge of West Melbourne	7119 Greensboro Drive West Melbourne, FL 32904 Brevard County	August 28, 2000
5. Alterra Clare Bridge of Kenosha	10108 74th Street Kenosha, WI Kenosha County	August 28, 2000
6. Alterra Clare Bridge Cottage of Winter Haven	6120 Cypress Gardens Blvd Winter Haven, FL 33884-3180 Polk County	August 28, 2000
7. Alterra Sterling House of Winter Haven	6110 Cypress Gardens Blvd Winter Haven, FL 33884-3180 Polk County	August 28, 2000